SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  September 22, 2000


                            MAVERICK TUBE CORPORATION
                  ---------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



           Delaware                       1-10651                43-1455766
     ---------------------             ------------            ---------------
 (State or Other Jurisdiction           (Commission             (IRS Employer
       of Incorporation)               File Number)          Identification No.)



16401 Swingley Ridge Road, Suite 700,
Chesterfield, Missouri                                            63017
---------------------------------------------------            ------------
(Address of Principal Executive Offices)                        (Zip Code)



                                 (314) 733-1600
                          -----------------------------

              (Registrant's telephone number, including area code)

                                 Not applicable.
          ------------------------------------------------------------
         (Former name or former address, if changed since last report.)

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ITEM 5.  OTHER EVENTS.

         On September 22, 2000, Maverick Tube Corporation ("Maverick") announced the completion of its business combination with Prudential Steel Ltd. ("Prudential"). A copy of the press release issued by Maverick and Prudential announcing the completion of the combination is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

Exhibit           Description
-------           -----------

99.1 Text of press release, dated September 22, 2000, issued by Maverick Tube Corporation and Prudential Steel Ltd.



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   September 22, 2000


                                    MAVERICK TUBE CORPORATION


                                    By:  /s/ Barry R. Pearl
                                         ---------------------------------------
                                         Barry R. Pearl
                                         Vice President of Finance and Chief
                                         Financial Officer

                                  EXHIBIT INDEX


Exhibit         Description
-------         -----------

  99.1 Text of press release, dated September 22, 2000, issued by Maverick Tube Corporation and Prudential Steel Ltd.